                                      AMWAY
                                     MUTUAL
                                      FUND,
                                      INC.


                                     ANNUAL
                                     REPORT
                                      1996

               Printed in U.S.A.     795058            L-6882-SAD

BULK RATE
U.S. POSTAGE
PAID
ADA, MI
PERMIT 100

AMWAY MUTUAL FUND, INC.
7575 Fulton Street East
Ada, Michigan 49355-7150

                             AMWAY MUTUAL FUND, INC.

Dear Shareholders:

  I am pleased to provide you with the Annual Report to Shareholders for Amway Mutual Fund, Inc. (the "Fund") for the period ended December 31, 1996.

  1996 was another extraordinarily successful year for investments in stocks, with performance well surpassing historical norms for the second straight year. Your Fund participated in that performance and exceeded the S&P 500 during 1996, as discussed in the following pages. In addition, the net assets held in the Fund at the end of 1996 increased to $113,327,402, a 45% growth in assets. As a result of the increase in net assets the average account size grew from $4,812 to $6,483, an increase of almost 35%. The direct impact of this growth is increased efficiency, and an overall reduction in the Fund's expense ratio of more than 9%; from 1.10% to 1.00%. The financial benefit of reduced expenses is obvious, but more importantly, the reduction was achieved without sacrificing the customer service that is the foundation of your fund.

  Please take a moment to read the following discussion of the market factors and conditions, and investment stategies and techniques that impacted the Fund's performance during 1996. Even though equity markets by their very nature may continue to experience volatility over the next year, you may help to temper the effects of market volatility on your investments and reduce the risks of market-timing decisions through a systematic program of investing on a regular basis. Such a program does not assure a profit and does not protect against loss in a declining market.

  Thank you for your trust in Amway Mutual Fund, Inc. The Fund will continue in its best efforts to provide you with the performance and customer service you have come to expect.

Sincerely,



James J. Rosloniec
President




DIRECTORS                  SUB-ADVISER                AUDITORS
Richard A. DeWitt          Ark Asset Management Co.,  BDO Seidman, LLP
Allan D. Engel             Inc.                       99 Monroe Avenue, N.W.
Donald H. Johnson          One New York Plaza         Grand Rapids, Michigan
Walter T. Jones            New York, NY 10004         49503
James J. Rosloniec
                           TRANSFER AGENT             LEGAL MATTERS
INVESTMENT ADVISER         Amway Stock Transfer Co.   John Dougherty
Amway Management Company   7575 Fulton Street, East   Attorney At Law
7575 Fulton Street, East   Ada, Michigan 49355-7150   1155 Connecticut Ave. NW,
Ada, Michigan 49355-7150                              Suite 500
                           CUSTODIAN                  Washington, D.C. 20036
                           Michigan National Bank
                           77 Monroe Center
                           Grand Rapids, Michigan
                           49501

                             AMWAY MUTUAL FUND, INC.

Performance Review

  The fund is pleased to provide you with an overview of the performance of your Fund for the year ended December 31, 1996.

Total Return Performance*
For the Year Ended Dec. 31, 1996
(not adjusted for any sales charge)
Amway Mutual Fund, Inc.                                     23.18%
Standard & Poor's 500 Stock Index**                         22.96%

  Following is a review of the Fund's Portfolio Investment Strategy, and performance results presented by Ark Asset Management Co., Inc., the Fund's Sub-Advisor.

Investment Review-1996

  "The Fund is prepared to respond immediately to changing market circumstances and expects to have a good year relative to the S&P 500." This quote from Amway Mutual Fund's 1995 Annual Report appears to be quite prophetic as the Fund outperformed the S&P 500 in 1996. However, what we couldn't realistically anticipate was that the S&P 500 would have one of its best years over the last two decades, netting a return of 22.96% for the year. The Fund's return was an impressive 23.18%. Considering that market results in 1996 followed an even more successful 1995, it becomes quite apparent that we are experiencing one of the most remarkably positive periods for stock prices in the last 50 years. The market thrived due to several factors; including relatively low and stable interest rates, modest economic growth, low inflation rate and a stable global environment (politically and financially).

  Due to a heavy weighting relative to the S&P 500 in financial issues and in the more economically sensitive area of the market, such as papers, metals, and retail stores, a substantial percentage of the Fund's total return was achieved in the first half of the year. During the second half of the year and more specifically, the fourth quarter, the market was fueled by a surge in growth stocks. This led to an excellent finish and an overall prosperous year for blue chip stocks. Investments in energy, financial and basic industry issues also helped the Fund to participate in the progressive rise in stock prices thoughout 1996.

    1996 marked the first full year of management of the Fund by the Sub-Advisor, Ark Investment Management. Ark continued to streamline the Fund and bring it into line with Ark's investment strategies, which reflect a strong value discipline in the investment process and the setting of conservative sell targets on currently held stocks. The value discipline is reflected by investments in companies that pay dividends on a regular basis, and while not all issues held will pay a dividend, enough do so that the yield of the Fund helps counterbalance the effects of a declining market. The result of these investment styles was that the Fund was able to participate in the market rally in blue chip stocks (the Fund was already invested in blue chips due to their dividend paying characterstics) and has also been able to divest itself of overvalued issues.

                             AMWAY MUTUAL FUND, INC.

Outlook

  By the end of 1996, the general consensus among investment professionals was that the market was overvalued in most areas and that picking "winners" will be more difficult in 1997 leading to increased volatility in the market. When considering Ark's investment strategy of maximizing value, the Fund has performed better than expected in the continuously rising markets of 1995 and 1996. Conversely, one of the primary objectives of the value strategy is to position the Fund to perform well in a declining market. More specifically, we will be looking to take advantage of any downturns in the market by acquiring attractive long-term issues at a lower price, and on the other hand, we will be selling any issues that appear to be overvalued during upward trends in the market. In addition, the Fund begins 1997 with a portfolio which has a slightly more favorable price/earnings ratio than the S&P 500. This technique puts the Fund in a position to take advantage of growth in the market and also allows the Fund to defend its valuation in a declining market.

  The major obstacles in 1997 will involve rising interest rates, wages and subsequently a rise in the Consumer Price Index. Historically, these contingencies are indicators of a recessionary period and have negative effects on stock prices. The managment of the Fund will continue to monitor all relevant market factors and stand ready to respond in an efficient manner that is consistent with the investment policies previously outlined.

                             AMWAY MUTUAL FUND, INC.

Average Annual Total Returns***
For Periods Ended 12/31/96 (adjusted for the maximum sales charge of 3.00%)
                    1              5             10
                  Year           Year           Year
                 19.64%         12.02%         13.80%

Amway Mutual Fund, Inc.
  Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

  Growth of an assumed $10,000 investment in Amway Mutual Fund from 12/31/86 through 12/31/96.


                                INSERT GRAPH HERE

EDGAR REPRESENTATION OF DATA POINTYS USED IN PRINTED GRAPHS

                      Amway Mutual Fund             S&P 500 Stock Index

12-86                 10,000                        10,000
12-87                 10,493                        10,526
12-88                 11,215                        12,274
12-89                 14,897                        16,163
12-90                 15,047                        15,659
12-91                 21,337                        20,431
12-92                 21,714                        21,988
12-93                 24,070                        24,200
12-94                 22,658                        24,520
12-95                 29,681                        33,722
12-96                 36,437                        41,464

     In comparing the Amway Mutual Fund, Inc. to the S&P 500, you should also note that the Fund's performance reflects the maximum sales charge of 3.00%, while no such charges are reflected in the performance of the S&P 500.

  * Total return and average annual total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and, for average annual total return only, adjustment for the maximum sales charge of 3.00%. Average annual total return reflects annualized change while total return reflects aggregate change.
     During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.
** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.
*** Includes reinvestment of dividends and adjustment for the maximum sales charge of 3.00%.

                             AMWAY MUTUAL FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996


COMMON STOCK-98.62%                      Shares or         Market
                                         Par Value          Value
                                        ----------     ----------
                                                            $
BANKING-1.94%
   Chase Manhattan Corp. (New)               9,100        812,175
   First Chicago NBD Corp.                  25,700      1,381,375
                                                       ----------
                                                        2,193,550
                                                       ----------

BUSINESS SERVICES-7.03%
   Cognizant Corp.                          19,300        636,900
   ITT Corp.                               *37,600      1,630,900
   Nynex Corp.                              60,600      2,916,375
   Xerox Corp.                              52,900      2,783,862
                                                       ----------
                                                        7,968,037
                                                       ----------

CHEMICALS & ALLIED
PRODUCTS-8.52%
   Bristol-Meyers Squibb Co.                17,000      1,848,750
   DuPont (E.I.)
    De Nemours & Co.                        22,400      2,114,000
   Eastman Chemical Co.                     29,200      1,613,300
   Grace (W.R.) & Co. Del (New)              7,000        362,250
   Hercules, Inc.                           23,000        994,750
   Pharmacia/Upjohn, Inc.                   54,200      2,147,675
   Union Carbide Corp.                      14,200        580,425
                                                       ----------
                                                        9,661,150
                                                       ----------

COMMUNICATION-14.39%
   AT&T Corp.                              121,600      5,289,600
   Fluor Corp.                              11,900        746,725
   Frontier Corp.                           42,200        954,775
   GTE Corp.                                62,000      2,821,000
   SBC Communications, Inc.                 41,800      2,163,150
   Sprint Corp. Com.                        29,800      1,188,275
   Tele Communication Inc.                *150,000      1,959,375
   US West Media Group                     *63,900      1,182,150
                                                       ----------
                                                       16,305,050
                                                       ----------

CREDIT AGENCIES OTHER
THAN BANKS-0.50%
   American Express Co.                     10,100        570,650
                                                       ----------

ELECTRIC & ELECTRONIC
EQUIPMENT-5.39%
   Alliedsignal, Inc.                       14,300        958,100
   AMP Inc.                                 44,600      1,711,525
   Raytheon Co.                             21,700      1,044,312
   Rockwell International                   25,900      1,576,663
   Texas Instruments, Inc.                  12,900        822,375
                                                       ----------
                                                        6,112,975
                                                       ----------

COMMON STOCK-98.62%                      Shares or         Market
(continued)                              Par Value          Value
                                        ----------     ----------
                                                            $
ELECTRIC, GAS, &
SANITARY SERVICES-1.73%
   Texas Utilities Co.                      13,400        546,050
   WMX Technologies                         43,200      1,409,400
                                                       ----------
                                                        1,955,450
                                                       ----------
FABRICATED METAL
PRODUCTS-1.16%
   Masco Corp.                              36,500      1,314,000
                                                       ----------
FOOD AND KINDRED
PRODUCTS-2.14%
  Anheuser-Busch Cos. Inc.                  13,900        556,000
  Archer-Daniels-Midland                    59,876      1,317,272
  CPC International, Inc.                    7,100        550,250
                                                       ----------
                                                        2,423,522
                                                       ----------
FOOD STORES-0.80%
   Albertson's, Inc.                        25,300        901,312
                                                       ----------
GENERAL MERCHANDISE
STORES-6.49%
   Dillard Department Stores, Inc.          64,000      1,976,000
   Federated Department Stores             *65,600      2,238,600
   May Dept. Stores Co.                     32,700      1,528,725
   Sears, Roebuck & Company                 35,000      1,614,375
                                                       ----------
                                                        7,357,700
                                                       ----------

HEALTH SERVICES-4.99%
   Columbia/HCA Healthcare Corp.            73,200      2,982,900
   Humana, Inc.                            *63,900      1,222,087
   United Healthcare Corp.                  32,100      1,444,500
                                                       ----------
                                                        5,649,487
                                                       ----------
INSTRUMENTS & RELATED
PRODUCTS-0.60%
   Eastman Kodak Co.                         8,500        682,125
                                                       ----------
INSURANCE CARRIERS-13.02%
   Aetna Inc.                               36,900      2,952,000
   Allstate Corp.                           45,000      2,604,375
   American International
   Group, Inc.                               6,800        736,100
   Chubb Corp.                              55,900      3,004,625
   General RE Corporation                   14,800      2,334,700
   Loews Corp.                              19,400      1,828,450
   Unum Corp.                               18,000      1,300,500
                                                       ----------
                                                       14,760,750
                                                       ----------


    The accompanying notes are an integral part of these financial statements

                             AMWAY MUTUAL FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1996


COMMON STOCK-98.62%                      Shares or         Market
(continued)                              Par Value          Value
                                         ---------     ----------
                                                             $
LUMBER AND WOOD
PRODUCTS-0.41%
   Georgia-Pacific Corp.                     6,400        460,800
                                                       ----------
MACHINERY, EXCEPT
ELECTRICAL-4.00%
   Digital Equipment Corp.                 *55,300      2,011,537
   International Business Machines          16,700      2,521,700
                                                       ----------
                                                        4,533,237
                                                       ----------
METAL MINING-1.66%
   Newmont Mining Corp.                     42,100      1,883,975
                                                       ----------
MISCELLANEOUS MANUFAC-
TURING INDUSTRIES-.00%
   Jan Bell Marketing Warrants                *762              8
                                                       ----------
MOTION PICTURES-1.61%
   Time Warner, Inc.                        48,700      1,826,250
                                                       ----------
OIL AND GAS
EXTRACTION-2.82%
   Occidental Petroleum Corp.               96,000      2,244,000
   Union Pacific Resources                  32,500        950,625
                                                       ----------
                                                        3,194,625
                                                       ----------
PAPER & ALLIED
PRODUCTS-2.67%
   Champion International Corp.             41,000      1,773,250
   International Paper Co.                  14,400        581,400
   Kimberly-Clark Corp.                      7,100        676,275
                                                       ----------
                                                        3,030,925
                                                       ----------
PETROLEUM & COAL
PRODUCTS-4.22%
   Amerada Hess Corp.                       29,700      1,718,888
   Amoco Corporation                        13,100      1,054,550
   Mobil Corp.                              14,200      1,735,950
   Texaco, Inc.                              2,800        274,750
                                                       ----------
                                                        4,784,138
                                                       ----------
PRIMARY METAL
INDUSTRIES-1.31%
   Aluminum Co. of America                  17,200      1,096,500
   LTV Corp. (New)                          32,900        390,688
                                                       ----------
                                                        1,487,188
                                                       ----------

COMMON STOCK-98.62%                      Shares or         Market
(continued)                              Par Value          Value
                                        ----------     ----------
                                                            $
RAILROAD
TRANSPORTATION-1.64%
   Burlington Northern Santa Fe              2,200        190,025
   CSX Corp.                                39,600      1,673,100
                                                       ----------
                                                        1,863,125
                                                       ----------
SECURITY & COMMODITY
BROKERS & SERVICES-2.44%
   Dean Witter Discover, Inc.               41,800      2,769,250
                                                       ----------
STONE, CLAY & GLASS
PRODUCTS-0.91%
   PPG Industries                           18,400      1,032,700
                                                       ----------
TRANSPORTATION
BY AIR-1.84%
   AMR Corp.                               *13,000      1,145,625
   Delta Air Lines                          13,200        935,550
                                                       ----------
                                                        2,081,175
                                                       ----------
TRANSPORTATION
EQUIPMENT-4.06%
   Ford Motor Co.                           80,700      2,572,313
   General Motors Corp.                     25,000      1,393,750
   McDonnell Douglas Corp.                   9,900        633,600
                                                       ----------
                                                        4,599,663
                                                       ----------
WHOLESALE TRADE-
DURABLE GOODS-0.33%
   Becton Dickinson & Co.                    8,400        364,350
                                                       ----------

   Total Common Stock-98.62%                         $111,767,167

Cash (Michigan National Bank
 Money Market Account)-1.34%                         $  1,513,983

All Other Assets Less Liabilities-.04%               $     46,252

NET ASSETS-100%                                      $113,327,402
                                                     ------------
                                                     ------------

*Non-dividend producing as of December 31, 1996.


   The accompanying notes are an integral part of these financial statements.

                             AMWAY MUTUAL FUND, INC.


                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
ASSETS:
  Investments in securities, at market
    (identified cost $101,853,381)
    (Notes 1-A and 3)                                $111,767,167
  Cash                                                  1,513,983
  Receivables:
    Dividends                                             220,516
    Interest                                                5,511
  Prepaid insurance                                         2,583
                                                     ------------
TOTAL ASSETS                                          113,509,760
                                                     ------------
LIABILITIES:
  Accounts payable:
    Advisery fee (Note 4)                                 153,081
    Transfer agent fee (Note 4)                            20,477
  Accrued expenses                                          8,800
                                                     ------------
TOTAL LIABILITIES                                         182,358
                                                     ------------
NET ASSETS:
  Capital stock (20,000,000
    shares of $1.00 par value
    authorized), amount
    paid in on 14,871,253
    shares outstanding
    (Note 2)                          $103,477,968
  Overdistributed
    net investment
    income                                 (23,735)
  Overdistributed
    net realized gain on
    investments                            (40,617)
  Net unrealized
    appreciation on
    investments                          9,913,786
                                      ------------
Net assets (equivalent
  to $7.62 per share)                                $113,327,402
                                                     ------------
                                                     ------------

COMPUTATION OF MAXIMUM
  OFFERING PRICE OF THE
  FUND'S SHARES-as of
  December 31, 1996:
  Net asset value per share
  ($113,327,402 DIVIDED BY
  14,871,253 shares)                                       $7.62
  Offering price per share (net asset
  value plus sales commission)
  (1000/970 x $7.62)                                       $7.86

                           STATEMENT OF OPERATIONS
                        YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
  Income:
    Dividends                                          $1,894,573
    Interest                                              153,721
    Security litigation settlement                         29,428
                                                     ------------
  Total income                                          2,077,722
Expenses:
    Advisery fee (Note 4)                                 524,637
    Transfer agent fee (Note 4)                           242,992
    Custodian fee                                          40,740
    Shareholder
      communications                                       40,382
    Data processing service (Note 5)                       30,749
    Taxes                                                  26,840
    Audit fees                                             21,023
    Insurance                                              17,340
    Registration fees                                      10,542
    Legal services                                          6,875
                                                     ------------
  Total expenses                                          962,120
                                                     ------------
    Fees paid indirectly (Note 5)                        (30,749)
                                                     ------------
  Net expenses                                            931,371
                                                     ------------
NET INVESTMENT INCOME                                   1,146,351
                                                     ------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized gain (Note 3)                           17,657,371

Unrealized appreciation on
  investments:
  Beginning of year                     $8,130,234
  End of year                            9,913,786
                                      ------------
  Net change in unrealized
  appreciation on investments                           1,783,552
                                                     ------------
NET GAIN ON INVESTMENTS                                19,440,923
                                                     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                          $20,587,274
                                                     ------------
                                                     ------------


   The accompanying notes are an integral part of these financial statements.

                             AMWAY MUTUAL FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year ended December 31,
                                                       -----------------------
                                                        1996            1995
                                                       -----------------------
NET ASSETS FROM OPERATIONS:
  Net investment income                             $ 1,146,351    $   885,360
  Net realized gain on investments                   17,657,371     12,273,181
  Net increase (decrease) in unrealized
   appreciation                                       1,783,552      5,968,312
                                                   ------------    -----------
  Net increase (decrease) in net assets
   resulting from operations                         20,587,274     19,126,853
                                                   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                              (1,149,246)      (909,904)
  Net realized gain from investment transactions    (17,613,452)   (12,305,317)
                                                   ------------    -----------
  Total distributions to shareholders               (18,762,698)   (13,215,221)
                                                   ------------    -----------
CAPITAL SHARE TRANSACTIONS (Notes 2 and 4):
  Net proceeds from sale of shares                   31,252,559     13,441,433
  Net asset value of shares issued to
   shareholders in reinvestments of investment
   income and realized gain from security
   transactions                                      18,195,824     12,658,471
                                                   ------------    -----------

                                                     49,448,383     26,099,904
  Payment for shares redeemed                       (15,193,852)   (13,684,375)
                                                   ------------    -----------

  Net increase in net assets derived from
   capital share transactions                        34,254,531     12,415,529
                                                   ------------    -----------
  Net total increase                                 36,079,107     18,327,161)
NET ASSETS:
  Beginning of year                                  77,248,295     58,921,134
                                                   ------------    -----------
  End of year (includes overdistributed
   net investment income of $23,735
   and $20,841, respectively)                      $113,327,402    $77,248,295

                                                   ------------    -----------
                                                   ------------    -----------

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

(A) Security Valuation-Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 1996), and other assets of the Fund are valued at fair market value as determined in good faith by the Fund's Board of Directors.

(B) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

(C) Security Transactions and Related Investment Income-Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

                             AMWAY MUTUAL FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
NOTE 2-CAPITAL STOCK

     At December 31, 1996, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:

                                                  YEAR ENDED DECEMBER 31,
                                                    1996           1995
     Shares:
      Outstanding, beginning of year              10,399,006     8,566,411
                                                 -----------   -----------

      Sold                                         3,924,168     1,917,496
      Issued in payment of dividends               2,435,854     1,734,037
                                                 -----------   -----------

                                                   6,360,022     3,651,533
      Redeemed                                     1,887,775     1,818,938
                                                 -----------   -----------

     Net increase for the year                     4,472,247     1,832,595
                                                 -----------   -----------

     Outstanding, end of year                     14,871,253    10,399,006
                                                 -----------   -----------
                                                 -----------   -----------


NOTE 3-INVESTMENT TRANSACTIONS

  At December 31, 1996, the cost of investments owned was $101,869,174 for federal income tax purposes. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost were $11,794,193. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value were $1,896,200. Net unrealized gains for tax purposes were $9,897,993 at December 31, 1996.

  Realized gains from sales of investments were determined on the basis of specific identification. For tax purposes, gains of $17,614,298 were realized on investments.

  For the year ended December 31, 1996, cost of purchases and proceeds from sales of investments, other than corporate short-term notes, aggregated $108,722,471 and $91,985,238, respectively.

NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  The Investment Advisory and Service Contract between the Fund and Amway Management Company provides for an annual investment advisory and management fee, computed daily and payable quarterly, of .55 of 1% of total net assets. The advisory fees incurred by the Fund amounted to $524,637 in 1996. Under the Principal Underwriter Agreement between the Fund and Amway Management Company, the advisor receives a net commission for the distribution of the Fund's shares. This commission paid by the shareholder upon purchase amounted to $478,319 in 1996.

  Amway Stock Transfer Co. acts as the Fund's agent for transfer of the Fund's shares and disbursement of the Fund's distributions. The transfer agent fee incurred by the Fund amounted to $242,992 in 1996.

  A beneficial shareholder of Amway Management Company and Amway Stock Transfer Company is also a beneficial shareholder of approximately 20% (as of December 31, 1996) of the outstanding capital shares of the Fund.

  Certain officers and directors of the Fund are affiliated with the investment advisor and stock transfer agent.

The officers serve without compensation from the Fund. Directors' fees, amounting to $16,000 in 1996, were paid by Amway Management Company, the Fund's investment advisor. The director's payments consist of an annual retainer plus a per meeting fee.

                             AMWAY MUTUAL FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)

NOTE 5-DATA PROCESSING SERVICE

  Portfolio accounting services for the Fund in the amount of $30,749 are paid for through the use of directed brokerage commissions.

NOTE 6-EVENT SUBSEQUENT TO DECEMBER 31, 1996

  A certain class of distributors of Amway Corporation and Amway of Canada, Ltd. (Corporations) received from each Corporation part of its distributor's profit-sharing bonus in Amway Mutual Fund, Inc. common stock shares. On January 9, 1997, the Corporations purchased 1,657,275 Amway Mutual Fund shares valued at $12,777,588 (based on the net asset value of $7.71 per share) and transferred the shares to these distributors.

                       SELECTED PER SHARE DATA AND RATIOS
                 (Selected data for each share of capital stock
                      outstanding throughout each period.)

                                                                         Year ended December 31,
                                                                         ----------------------
                                    1996     1995*    1994     1993    1992      1991    1990     1989     1988     1987
                                   -------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period              $7.43    $6.88    $7.71    $7.57    $8.11    $6.82   $7.26    $6.49    $7.87    $7.82
                                   -------------------------------------------------------------------------------------
Income from  investment
   operations:
  Net investment income              .10      .10      .03      .02      .02      .06     .08      .16      .16      .13
  Net gain (loss) on securities     1.59     1.98     (.49)     .78      .10     2.65    (.01)    1.93      .36      .47
                                   -------------------------------------------------------------------------------------
Total from investment
  operations                        1.69     2.08     (.46)     .80      .12     2.71     .07     2.09      .52      .60
                                   -------------------------------------------------------------------------------------
Distributions:
  Dividends (from net
   investment income)                .09      .11      .03      .02      .02      .06     .08      .16      .15      .13
  Distributions (from
   capital gains)                   1.41     1.42      .34      .64      .64     1.36     .43     1.16     1.75      .42
                                   -------------------------------------------------------------------------------------
Total distributions                 1.50     1.53      .37      .66      .66     1.42     .51     1.32     1.90      .55
                                   -------------------------------------------------------------------------------------
Net Asset Value, end of period     $7.62    $7.43    $6.88    $7.71    $7.57    $8.11   $6.82    $7.26    $6.49    $7.87
                                   -------------------------------------------------------------------------------------
Total Return**                    23.18%   30.55%   (5.87%)  10.85%    1.77%   41.81%   1.01%   32.83%    6.89%    8.02%

Ratios/Supplemental Data
  Net assets, end of period
    (000's omitted)             $113,327  $77,248  $58,921  $61,741  $55,342  $53,238 $38,286  $39,029  $31,274  $32,765
  Ratio of expenses to
    average net assets***           1.0%     1.1%     1.1%     1.1%     1.1%     1.1%    1.2%     1.2%     1.3%     1.1%
  Ratio of net income to
    average net assets              1.2%     1.2%      .4%      .2%      .3%      .7%    1.1%     2.0%     1.9%     1.4%
  Portfolio turnover rate         100.4%   173.3%    78.1%    91.5%   136.5%   160.4%  171.1%    14.6%   135.5%    15.3%
  Average commission
   rate per share                 $.0600   $.0598   $.0597   $.0682   $.0691   $.0697  $.0708   $.0684   $.0672   $.0669

    *Effective May 1, 1995 Ark Asset Management Co., Inc. entered into a Sub-
     Advisory Agreement with the Fund. Kemper Financial Services previously served as the Fund's sub-advisor.
   **Total return does not reflect the effect of the sales charge.
  ***The Fund's portfolio accounting services expense in the amount of $2,500 per month ($30,000 annual base fee) was paid through the use of directed brokerage commissions. Ratio includes fees paid with brokerage commissions for fiscal years ending after September 1, 1995.

                             AMWAY MUTUAL FUND, INC.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors
Amway Mutual Fund, Inc.
Ada, Michigan

     We have audited the accompanying statement of assets and liabilities of Amway Mutual Fund, Inc., including the schedule of investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the ten years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and selected per share data and ratios presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Amway Mutual Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

                                             BDO SEIDMAN, LLP
                                             Certified Public Accountants

Grand Rapids, Michigan
January 17, 1997